UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 26, 2005
                                                          ------------

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

               1-11165                                43-1470322
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       (Commission File Number)            (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                            64111
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  (Address of Principal Executive Offices)                (Zip Code)

                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         On May 26, 2005, Interstate Bakeries Corporation (the "Company") entered into the Third Amendment and Waiver (the "Third Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders. JPMCB or its affiliates may hold equity positions in the Company. A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

         Under the terms of the DIP Agreement, as amended, the Borrowers were required to deliver to the Lenders a projected operating budget that detailed on a monthly and quarterly basis the Borrowers' anticipated cash receipts and disbursements from May 28, 2005 until the maturity date of the DIP Agreement. The Administrative Agent and the financial advisor to the Lenders deemed the proposed Budget (as defined in the DIP Agreement) to fulfill this requirement pursuant to Section 5.1(g) of the DIP Agreement. Upon delivery of a satisfactory Budget (as defined in the DIP Agreement), the Borrowers also were required, pursuant to Section 9.18(a)(iii) of the DIP Agreement to have executed and delivered an amendment to the DIP Agreement setting forth the financial covenant levels for Sections 6.4 and 6.5 of the DIP Agreement. The Third Amendment has been entered into in satisfaction of this requirement.

         In addition to setting the financial covenant levels for Consolidated EBITDA (as defined in the DIP Agreement) and capital expenditures, the Third Amendment also amends the definition of Consolidated EBITDA by deleting the subtraction of cash restructuring charges from the calculation of Consolidated EBITDA (as defined in the DIP Agreement). This change is accompanied by the establishment of a new Section 6.17 in the DIP Agreement, which sets forth a new financial covenant that sets limits on cash restructuring charges in future periods. The restructuring charges are being measured and limited apart from Consolidated EBITDA (as defined in the DIP Agreement) because of the difficulty in predicting restructuring charges on a monthly basis.

         The Third Amendment also provides for an increase in the maximum dollar amount available under the DIP Agreement for Letters of Credit (as defined in the DIP Agreement) from $75 million to $125 million, as well as, amending the DIP Agreement to preserve Commitments (as defined in the DIP Agreement) under the facility if proceeds from asset sales in excess of the $5 million basket are used to cash collateralize letters of credit in accordance with the terms of Section 2.13(b) of the DIP Agreement.

         Lastly, the Third Amendment extends previously granted waivers to the Company that not only extend the date to December 31, 2005 for delivery of consolidated quarterly and annual financials for previous and future periods under the requirements of the DIP Agreement, but also permit such financial statements and the accompanying certifications for fiscal periods ending prior to December 31, 2005 to be subject to adjustments and qualifications related to pension matters and certain expense allocations.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
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    10.1          Third Amendment and Waiver, dated as of May 26, 2005, to the
                  Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary
                  Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank)
                  ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit
                  Agreement (together with JPMCB, the "Lenders"), JPMorgan
                  Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the
                  "Administrative Agent") for the Lenders, and JPMorgan Chase
                  Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the
                  "Collateral Agent") for the Lenders

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2005                        INTERSTATE BAKERIES
                                          CORPORATION


                                           By: /s/ Ronald B. Hutchison
                                               ------------------------------
                                               Ronald B. Hutchison
                                               Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Third Amendment and Waiver, dated as of May 26, 2005, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders